Pro Forma Information (unaudited) (Tables)	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Schedule of Unaudited Pro Forma Information

The following unaudited pro forma information for the years ended December 31, 2016 and 2015 have been provided to give effect to the acquisitions of the properties as if they had occurred on January 1, 2015. This pro forma information does not purport to represent what the actual results of operations of the Company would have been had these acquisitions occurred on this date, nor does it purport to predict the results of operations for future periods.

	Year Ended December 31,
	2016	2015
Revenues	$156,616,663	$154,697,793

Net loss	$(37,701,106)	$(46,322,812)

Loss per common share, basic and diluted	$(0.80)	$(2.13)